Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2018

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2016		2017						2018
	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31
Segment revenue:
Wealth Management	$316,546		$82,667	$85,296	$86,809	$93,848	$348,620		$92,082	$92,015	$91,887	$97,190	$373,174
Tax Preparation (1)	139,365		99,708	53,866	3,362	4,001	160,937		113,883	65,833	3,498	4,068	187,282
Total	$455,911		$182,375	$139,162	$90,171	$97,849	$509,557		$205,965	$157,848	$95,385	$101,258	$560,456
Segment income (loss): (2)
Wealth Management	$46,296		$11,853	$12,406	$12,425	$14,232	$50,916		$13,075	$12,954	$12,891	$14,133	$53,053
Tax Preparation (1)	66,897		53,133	36,515	(6,238)	(10,489)	72,921		58,806	44,121	(6,936)	(8,742)	87,249
Total	$113,193		$64,986	$48,921	$6,187	$3,743	$123,837		$71,881	$57,075	$5,955	$5,391	$140,302
Segment income (loss) % of revenue:
Wealth Management	15%		14%	15%	14%	15%	15%		14%	14%	14%	15%	14%
Tax Preparation (1)	48%		53%	68%	(186)%	(262)%	45%		52%	67%	(198)%	(215)%	47%
Total	25%		36%	35%	7%	4%	24%		35%	36%	6%	5%	25%
Unallocated corporate operating expenses (2)	$18,999		$6,773	$6,463	$4,587	$5,084	$22,907		$5,541	$4,238	$4,572	$6,143	$20,494
Adjusted EBITDA	$94,194		$58,213	$42,458	$1,600	$(1,341)	$100,930		$66,340	$52,837	$1,383	$(752)	$119,808
Other unallocated operating expenses: (2)
Stock-based compensation	$14,128		$2,565	$2,737	$3,132	$3,219	$11,653		$2,955	$3,730	$2,874	$3,694	$13,253
Acquisition-related costs	391		—	—	—	—	—		—	—	—	—	—
Depreciation	4,545		1,134	1,059	1,023	921	4,137		2,002	1,124	930	947	5,003
Amortization of acquired intangible assets	34,143		8,336	8,336	8,665	8,665	34,002		8,357	8,855	8,271	8,103	33,586
Restructuring	3,870		2,289	331	106	375	3,101		289	2	—	(3)	288
Operating income (loss)	$37,117		$43,889	$29,995	$(11,326)	$(14,521)	$48,037		$52,737	$39,126	$(10,692)	$(13,493)	$67,678
Unallocated other income/loss: (2)
Interest income	$(81)		$(20)	$(25)	$(31)	$(34)	$(110)		$(40)	$(58)	$(119)	$(132)	$(349)
Interest expense	32,424		6,436	5,529	4,781	4,465	21,211		4,181	3,847	3,744	3,838	15,610
Amortization of debt issuance costs	1,840		387	327	177	198	1,089		203	284	172	174	833
Accretion of debt discounts	4,690		1,085	755	53	54	1,947		47	40	38	38	163
(Gain) loss on debt extinguishment and modification expense	1,036		1,780	17,801	183	681	20,445		776	758	—	—	1,534
Other (income) loss, net	(128)		40	(187)	78	38	(31)		61	(2,112)	28	29	(1,994)
Total	$39,781		$9,708	$24,200	$5,241	$5,402	$44,551		$5,228	$2,759	$3,863	$3,947	$15,797
Income (loss) from continuing operations before income taxes	$(2,664)		$34,181	$5,795	$(16,567)	$(19,923)	$3,486		$47,509	$36,367	$(14,555)	$(17,440)	$51,881
Income tax (benefit) expense: (2) (3)
Cash	$2,517		$311	$(626)	$(58)	$1,336	$963		$565	$325	$515	$1,309	$2,714
Non-cash (4)	(3,802)		3,160	2,941	224	(33,178)	(26,853)		1,398	582	(1,333)	(3,050)	(2,403)
Total	$(1,285)		$3,471	$2,315	$166	$(31,842)	$(25,890)		$1,963	$907	$(818)	$(1,741)	$311
GAAP income (loss) from continuing operations (5)	$(1,379)		$30,710	$3,480	$(16,733)	$11,919	$29,376		$45,546	$35,460	$(13,737)	$(15,699)	$51,570
GAAP income (loss) from continuing operations per share - diluted	$(0.05)		$0.67	$0.07	$(0.37)	$0.21	$0.57		$0.93	$0.71	$(0.37)	$(0.38)	$0.90

GAAP discontinued operations, net of income taxes (6)	$(63,121)		$—	$—	$—	$—	$—		$—	$—	$—	$—	$—
GAAP impact of noncontrolling interests (5)	(658)		(126)	(176)	(164)	(1,871)	(2,337)		(205)	(222)	(227)	(281)	(935)
GAAP net income (loss) attributable to Blucora, Inc.	$(65,158)		$30,584	$3,304	$(16,897)	$10,048	$27,039		$45,341	$35,238	$(13,964)	$(15,980)	$50,635

Non-GAAP net income (loss)	$45,096		$47,407	$32,947	$(5,534)	$(5,672)	$69,148		$58,232	$47,726	$(4,430)	$(7,492)	$94,036
Non-GAAP net income (loss) per share - diluted	$1.06	(7)	$1.04	$0.70	$(0.12)	$(0.12)	$1.46	(8)	$1.20	$0.97	$(0.09)	$(0.16)	$1.90	(9)

Outstanding Shares	41,845		42,635	44,681	46,077	46,366	46,366		46,828	47,494	47,816	48,044	48,044
Basic Shares - GAAP	41,494		42,145	43,644	45,459	46,231	44,370		46,641	47,221	47,712	48,002	47,394
Diluted Shares - GAAP	41,494		45,428	46,937	45,459	48,406	47,211		48,665	49,434	47,712	48,002	49,381
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(2)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition-related costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses."

(3)
On December 22, 2017, the Tax Cuts and Job Act was signed into law. This law, effective January 1, 2018, lowered the corporate income tax rate from 35% to 21%. As a result of that reduction we re-valued our net deferred tax liabilities in 2017, which resulted in an additional income tax benefit of $21.4 million. During 2017 we recorded an income tax benefit of $25.9 million.

(4)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(5)
GAAP income (loss) from continuing operations excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) from continuing operations.

(6)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented. On August 9, 2016, we closed on an agreement with OpenMail, under which OpenMail acquired substantially all of the assets and assumed certain specified liabilities of the Search and Content business for $45.2 million. On November 17, 2016, we closed on an agreement with YFC, under which YFC acquired the E-Commerce business for $40.5 million. As a result, we recognized a combined loss on sale of discontinued operations before income taxes of $73.8 million in FY 2016.

(7)	Calculation in FY 2016 used 42,686,000 diluted shares due to non-GAAP net income.

(8)	Calculation in FY 2017 used 47,211,000 diluted shares due to non-GAAP net income.

(9)	Calculation in FY 2018 used 49,381,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

(in thousands except per share amounts, rounding differences may exist)	2016	2017					2018
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc.	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039	$45,341	$35,238	$(13,964)	$(15,981)	$50,634
Stock-based compensation	14,128	2,565	2,737	3,132	3,219	11,653	2,955	3,730	2,874	3,694	13,253
Depreciation and amortization of acquired intangible assets	38,688	9,470	9,395	9,688	9,586	38,139	10,359	9,979	9,201	9,050	38,590
Restructuring	3,870	2,289	331	106	375	3,101	289	2	—	(3)	288
Other loss, net (3)	39,781	9,708	24,200	5,241	5,402	44,551	5,228	2,759	3,863	3,947	15,797
Net income attributable to noncontrolling interests	658	126	176	164	1,871	2,337	205	222	227	281	935
Income tax benefit (expense)	(1,285)	3,471	2,315	166	(31,842)	(25,890)	1,963	907	(818)	(1,741)	311
Discontinued operations, net of tax	63,121	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	391	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$94,194	$58,213	$42,458	$1,600	$(1,341)	$100,930	$66,340	$52,837	$1,383	$(753)	$119,808
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc.	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039	$45,341	$35,238	$(13,964)	$(15,981)	$50,634
Discontinued operations, net of income taxes	63,121	—	—	—	—	—	—	—	—	—	—
Stock-based compensation	14,128	2,565	2,737	3,132	3,219	11,653	2,955	3,730	2,874	3,694	13,253
Amortization of acquired intangible assets	34,143	8,336	8,336	8,665	8,665	34,002	8,357	8,855	8,271	8,103	33,586
Accelerated accretion of debt discount on Convertible Senior Notes repurchased	1,628	—	—	—	—	—	—	—	—	—	—
Gain on Convertible Senior Notes repurchased	(7,724)	—	—	—	—	—	—	—	—	—	—
Accretion and write-off of debt discount and debt issuance costs on previous debt	3,666	934	16,941	—	—	17,875	—	—	—	—	—
Acquisition-related costs	391	—	—	—	—	—	—	—	—	—	—
Restructuring	3,870	2,289	331	106	375	3,101	289	2	—	(3)	288
Impact of noncontrolling interests	658	126	176	164	1,871	2,337	205	222	227	281	935
Cash tax impact of adjustments to GAAP net income	175	(587)	(1,819)	(928)	3,328	(6)	(313)	(903)	(505)	(536)	(2,257)
Non-cash income tax (benefit) expense	(3,802)	3,160	2,941	224	(33,178)	(26,853)	1,398	582	(1,333)	(3,050)	(2,403)
Non-GAAP net income (loss)	$45,096	$47,407	$32,947	$(5,534)	$(5,672)	$69,148	$58,232	$47,726	$(4,430)	$(7,492)	$94,036

Non-GAAP net income (loss) per share	$1.06	$1.04	$0.70	$(0.12)	$(0.12)	$1.46	$1.20	$0.97	$(0.09)	$(0.16)	$1.90
Diluted shares	42,686	45,428	46,937	45,459	46,231	47,211	48,665	49,434	47,712	48,002	49,381

(1) We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, restructuring, other loss, net, the impact of noncontrolling interests, income tax (benefit) expense, discontinued operations, net of income taxes, and acquisition-related costs. For purposes of this definition, restructuring costs relate to the relocation of our corporate headquarters during 2017. The aforementioned items are only included in Adjusted EBITDA in the periods they occurred.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income (loss) as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of discontinued operations, net of income taxes, stock-based compensation, amortization of acquired intangible assets, accretion of debt discount and accelerated accretion of debt discount on our Convertible Senior Notes that were outstanding for a portion of 2017 (the "Notes"), gain on those Convertible Senior Notes, write-off of debt discount and debt issuance costs on the terminated Notes and the terminated TaxAct - HD Vest 2015 credit facility, acquisition-related costs, restructuring costs (described further under Adjusted EBITDA above), the impact of noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. The write-off of debt discount and debt issuance costs on the terminated Notes and the closed TaxAct - HD Vest 2015 credit facility relates to the debt refinancing that occurred in the second quarter of 2017. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024. The aforementioned items are only included in non-GAAP net income (loss) in the periods they occurred.

We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income (loss) and non-GAAP net income (loss) per share should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss) and net income per share. Other companies may calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share differently, and, therefore, our non-GAAP net income (loss) and non-GAAP net income (loss) per share may not be comparable to similarly titled measures of other companies.

(2) As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

Blucora Net Leverage Ratio

	2017		2018
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31
CASH:
Cash and cash equivalents	$59,965		$77,107		$89,840		$88,274		$84,524		$84,524
DEBT:
Senior secured credit facility	$345,000		$305,000		$265,000		$265,000		$265,000		$265,000

NET DEBT (1) (2)	$(285,035)		$(227,893)		$(175,160)		$(176,726)		$(180,476)		$(180,476)

Last twelve months (pro forma):
SEGMENT INCOME:
Wealth Management	$50,916		$52,138		$52,686		$53,152		$53,053		$53,053
Tax Preparation	72,921		78,594		86,200		85,502		87,249		87,249
	123,837		130,732		138,886		138,654		140,302		140,302
Unallocated corporate operating expenses	(22,907)		(21,675)		(19,450)		(19,435)		(20,494)		(20,494)

ADJUSTED EBITDA (1)	$100,930		$109,057		$119,436		$119,219		$119,808		$119,808

LEVERAGE RATIO (1) (3)	2.8	x	2.1	x	1.5	x	1.5	x	1.5	x	1.5	x

(1)	Non-GAAP measure.

(2)
We define net debt as cash and cash equivalents less the outstanding principal of debt. Management believes that the presentation of this non-GAAP financial measure provides useful information to investors because it is an important liquidity measurement that reflects our ability to service debt.

(3)	Net debt leverage ratio is net debt divided by Adjusted EBITDA. Adjusted EBITDA is reconciled to the nearest non-GAAP measure above.

Blucora Reconciliation of Operating Free Cash Flows from Continuing Operations (1)

	2017	2018
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided (used) by operating activities from continuing operations	$72,846	$57,450	$49,107	$(974)	$(35)	$105,548
Purchases of property and equipment	(5,039)	(940)	(1,662)	(2,738)	(2,293)	(7,633)
Operating free cash flow from continuing operations	$67,807	$56,510	$47,445	$(3,712)	$(2,328)	$97,915

(1)
We define operating free cash flow from continuing operations, which is a Non-GAAP measure, as net cash provided by operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2016	2017					2018
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Segment revenue	$316,546	$82,667	$85,296	$86,809	$93,848	$348,620	$92,082	$92,015	$91,887	$97,190	$373,174
Segment net revenue (1)	$102,550	$26,793	$28,394	$27,591	$30,639	$113,417	$29,259	$30,125	$29,994	$31,744	$121,122
Segment income (2)	$46,296	$11,853	$12,406	$12,425	$14,232	$50,916	$13,075	$12,954	$12,891	$14,133	$53,053
Segment income % of revenue	15%	14%	15%	14%	15%	15%	14%	14%	14%	15%	14%
Segment income % of net revenue	45%	44%	44%	45%	46%	45%	45%	43%	43%	45%	44%

(in thousands except %s, rounding differences may exist)			2016	2017					2018
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Adviser-driven	Commission	- Transactions - Asset levels	$150,125	$39,595	$38,154	$39,432	$43,060	$160,241	$42,870	$40,384	$41,015	$39,932	$164,201
	Advisory	- Advisory asset levels	129,417	33,576	35,914	37,588	38,616	145,694	39,301	40,058	41,443	43,551	164,353
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	22,653	5,966	6,784	6,526	7,021	26,297	7,172	7,306	6,979	9,999	31,456
	Transaction and fee	- Account activity - Number of clients - Number of advisers - Number of accounts	14,351	3,530	4,444	3,263	5,151	16,388	2,739	4,267	2,450	3,708	13,164
	Total revenue		$316,546	$82,667	$85,296	$86,809	$93,848	$348,620	$92,082	$92,015	$91,887	$97,190	$373,174
	Total recurring revenue (3)		$249,130	$63,907	$68,971	$70,539	$74,129	$277,546	$72,962	$75,369	$74,228	$80,558	$303,117
	Recurring revenue rate (3)		78.7%	77.3%	80.9%	81.3%	79.0%	79.6%	79.2%	81.9%	80.8%	82.9%	81.2%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2016	2017					2018
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Total Client Assets (4)	$38,663,595	$40,424,515	$41,427,028	$42,696,862	$44,178,710	$44,178,710	$44,383,024	$45,016,993	$46,413,409	$42,249,055	$42,249,055
Brokerage Assets (5)	$28,266,524	$29,333,748	$29,875,740	$30,712,542	$31,648,545	$31,648,545	$31,665,899	$32,069,800	$32,897,081	$29,693,650	$29,693,650
Advisory Assets (6)	$10,397,071	$11,090,767	$11,551,288	$11,984,320	$12,530,165	$12,530,165	$12,717,125	$12,947,193	$13,516,328	$12,555,405	$12,555,405
% of Total Client Assets	26.9%	27.4%	27.9%	28.1%	28.4%	28.4%	28.7%	28.8%	29.1%	29.7%	29.7%
Number of Advisers (in ones)	4,472	4,427	4,426	4,392	3,999	3,999	3,920	3,709	3,687	3,593	3,593
Adviser-driven revenue per adviser	$16.3	$16.5	$16.7	$17.5	$20.4	$20.4	$21.0	$21.7	$22.4	$23.2	$23.2

(1)	Amount represents segment revenue less adviser commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

(4)	Total client assets replaces the previously used term assets under administration.

(5)	Brokerage assets represents the difference between total client assets and advisory assets.

(6)	Advisory assets replaces the previously used term assets under management.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Consumers	April 19, 2018	April 18, 2017	% change	2018	2017	% change
Digital e-files	3,432	3,958	(13)%	3,539	4,097	(14)%
Desktop e-files	152	184	(17)%	159	193	(18)%
Sub-total e-files	3,584	4,142	(13)%	3,698	4,290	(14)%
Free File Alliance e-files (1)	188	164	15%	198	176	13%
Total e-files	3,772	4,306	(12)%	3,896	4,466	(13)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Preparers	April 19, 2018	April 18, 2017	% change	2018	2017	% change
E-files	1,763	1,717	3%	1,833	1,774	3%
Units sold (in ones)	20,588	20,964	(2)%	20,636	20,694	—%
E-files per unit sold (in ones)	85.6	81.9	5%	88.8	85.7	4%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.